                                                                    EXHIBIT 99.1

2005 EQUITY INCENTIVE PLAN

     On May 23, 2005,  the Board of  Directors  approved a proposal to adopt the
Company's 2005 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to advance the  interests of the Company and its  subsidiaries  by improving  their ability to attract  and retain  employees  whose  services  are  valuable to the
Company. The Company believes that this result can be achieved by rewarding such employees'  contributions  to the success of the Company  through  ownership  of shares of the Company's common stock.

     The Plan  includes  the issuance of both  "options" to purchase  stock at a
later  date  (such  options   consist  of  both  Incentive   Stock  Options  and
Nonqualified Options), and "restricted stock."

     A summary  of the Plan is set forth  below,  and its full text is  attached hereto as APPENDIX A. The  following  discussion is qualified in its entirety by reference to APPENDIX A.

ADMINISTRATION OF THE PLAN

     The Plan will be administered by the compensation committee of the Board of
Directors of the Company  which shall have full power and authority to designate recipients of options and grantees of restricted  stock,  to determine the terms and  conditions of respective  option and  restricted  stock  agreements  and to interpret  the  provisions  and supervise the  administration  of the Plan.  Any decision made by all of the members of the compensation  committee regarding the
Plan shall be final for all involved parties.

     Section 162(m) of the Code places annual  limitations on the  deductibility by public  companies of  compensation  in excess of $1,000,000 paid to the chief executive  officer,  and to the other  four most  highly  compensated  officers.
However,  these limitations are not imposed if certain requirements are met. One major requirement is that the compensation be based on performance. With respect to the issuance of options under the Plan intended to be performance  based, the
Plan must state a maximum number of shares with respect to options granted to an individual  during a  specified  period and must be  approved  by the  Company's stockholders,  which Plan provides for a maximum of 2,500,000 options during any calendar year.  The grant of restricted  stock under the Plan is not required to be performance based and therefore may be subject to the limitations  imposed by
Section 162(m) of the Code.

DESIGNATION OF PARTICIPANTS

     Persons eligible to participate in the Plan include employees, officers and directors  of, as well as,  consultants  and  advisors  to,  the  Company or any subsidiary.  In selecting participants,  and in determining the number of shares to be covered by each option  granted to optionees or  restricted  stock grants, the  compensation  committee  may consider  any factors it  considers  relevant, including the office or position held by the participant  and the  participants'
degree of responsibility for and contribution to the success of the Company.

STOCK RESERVED FOR THE PLAN

     The Plan provides that a total of 3,500,000  shares of the Company's common stock  shall be  subject to the Plan,  which  shares  may be  allocated,  at the discretion of the Company, between options and restricted stock. This discretion
is  subject  only  to  the   occurrence  of  certain  events  that  require  the
compensation  committee to fairly and appropriately  adjust the number of shares to be allocated.  Such events include a merger,  reorganization,  consolidation, recapitalization,  stock  dividend,  or other change in the Company's  corporate structure that affects the Company's common stock.  This adjustment is necessary so that the  occurrence  of the  event  does not  affect  each  option  holder's proportionate interest in the Company prior to such event.

TERMS AND CONDITIONS OF OPTIONS

     OPTION PRICE

     The exercise  price of each option shall be determined by the  compensation committee,  but may not be  less  than  100% of the  fair  market  value  of the underlying  common stock on the option grant date. If an incentive  stock option is granted to an employee  who owns more than 10% of the total  combined  voting power of the Company's  capital  stock,  then its exercise price may not be less than 110% of the fair market value of the underlying  common stock on the option grant date.

     TERM OF OPTIONS

     The  compensation  committee  shall fix the term of each option;  provided, however,  that the maximum  term for which any option is  exercisable  shall not exceed ten years.  Moreover, the maximum term of incentive stock options granted to  employees  who own more than 10% of the total  combined  voting power of the
Company's  capital stock shall not exceed five years.  The Plan provides for the earlier  expiration  of  options  of a  participant  in  the  event  of  certain terminations  of employment or engagement or, if the  compensation  committee so determines, in the event of a change in control.

     RESTRICTIONS ON TRANSFER AND EXERCISE OF OPTIONS

     Options cannot be  transferred,  and are  exercisable  only by the optionee during his lifetime.  After the optionee's death, options are assignable only by will, or through the laws of descent and distribution.  Any attempt to transfer, assign,  pledge,  or in any other way  dispose  of an option  contrary  to these provisions will be void.

     Additionally,  the aggregate fair market value of the shares (as determined at the time the  stock  option  is  granted)  for  which an  employee  may first exercise  incentive  stock options for the calendar year under the Plan,  cannot exceed $100,000.  The compensation  committee may impose any other conditions to exercise as it deems appropriate.

     TERMINATION

     Except as otherwise provided by the compensation  committee, if an optionee dies, an option  exercisable  immediately prior to death may be exercised by the optionee's  executor,  administrator,  or transferee  for a period ending on the earlier of one year thereafter,  or at the time when the options otherwise would have expired.

     Except  as  otherwise  provided  by  the  compensation   committee,  if  an
optionee's  employment is terminated for reasons other than death (disability or retirement),  an option  exercisable  immediately  prior to  termination  may be exercised  for a period ending on the earlier of thirty days  thereafter,  or at the time when the options otherwise would have expired.

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OTHER TERMS AND CONDITIONS OF RESTRICTED SHARES

     Shares  of  restricted   stock  issued  by  the  Company  cannot  be  sold,
transferred,  pledged,  assigned, or similarly disposed of, until one of several specified events occur. A share of restricted stock becomes freely  transferable by the  grantee  either  at the end of the  restricted  period,  at the end of a
period  established  by  the  compensation   committee,   or  when  and  if  the
compensation  committee waives the restrictions.  During the restricted  period, holders of restricted  stock may exercise full voting rights and receive regular card dividends paid with respect to such shares. In addition,  any holder making an  election  under  Section  83(b) of the  Code,  must  provide  a copy of such election to the Company within 10 days of the filing.

CHANGE OF CONTROL

     The  compensation  committee  has the sole  discretion to reduce the period that an  optionee  or grantee of  restricted  stock  must wait to  exercise  his option/restricted stock, where there is a change of control. A change of control occurs  where there is a major  corporate  event,  such as a  successful  tender offer,  merger,  consolidation,  sale of  substantially  all of a  corporation's assets,  or where a "person"  (where  "person" is given a special meaning by the
Exchange Act acquires 50% of the Company's outstanding voting securities.

AMENDMENT AND TERMINATION

     The Board of Directors may generally amend,  suspend or terminate the Plan, except that the Plan cannot be changed in a way that would  impair the rights of any  participant  without  the  participant's  consent.  The Plan also cannot be amended  without  stockholder  consent  where  doing so would  result in a major change,  such as substantially  increasing the benefits that participants are to receive, or decreasing the exercise price beneath certain specified  thresholds.
The Plan and any option or restricted  stock grant  thereunder may be amended to comply with the new rules  applicable to deferred  compensation  as set forth in
Section 409A of the Code.

REGISTRATION OF SHARES

     The Company may file a registration  statement  under the Securities Act of
1933, as amended, with respect to the common stock issuable pursuant to the Plan following stockholder approval.

RULE 16b-3 COMPLIANCE

     In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted so as to be consistent with the provisions of
Rule 16b-3 of the Exchange Act.

RECENT GRANTS

     On May 23, 2005,  in connection  with his  appointment  as Chief  Executive
Officer and  President,  David P.  Hanlon was  granted a ten-year  non-qualified stock option to purchase 1,044,092 of the Company's common stock pursuant to the
Plan at an exercise price of $3.99 per share,  vesting 33% 90 days following the grant date, 33% on the first anniversary of the grant date and 34% on the second anniversary of the grant date. Mr. Hanlon also received an additional grant of a
non-qualified   stock  option  to  purchase   720,000  shares  of  common  stock
conditioned upon the closing of the Concord Transaction vesting 33% on the later to occur of (i) the  closing of the  Concord  Transaction  and (ii)  ninety days following the date of grant date, 33% on the first anniversary of the grant date and 34% on the second anniversary of the grant date. The Company also issued Mr.
Hanlon  261,023  shares of restricted  stock pursuant to the Plan vesting 33% on the issuance date, 33% on the first  anniversary of the issuance date and 34% on the second  anniversary of the issuance date. Mr. Hanlon  received an additional issuance of 180,000 shares of restricted  stock  conditioned upon the closing of the Concord  Transaction,  vesting 33% on the  issuance  date,  33% on the first anniversary  of the  issuance  date  and 34% on the  second  anniversary  of the issuance date.

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     On May 23, 2005,  in connection  with his  appointment  as Chief  Financial
Officer,  Ronald J. Radcliffe was granted a ten-year  non-qualified stock option to purchase  150,000  shares of common stock pursuant to the Plan at an exercise price at $3.99 per share,  vesting 33% 90 days  following the grant date, 33% on the first anniversary of the grant date and 34% on the second anniversary of the grant date.

     On May 23,  2005,  in  connection  with his  appointment  as  non-executive
Chairman of the Board,  John  Sharpe was  granted an option to  purchase  50,000 shares of common  stock  pursuant to the Plan at an exercise  price at $3.99 per share.

     All options and  restricted  stock  grants  described  above are subject to approval of the Plan. If the Plan is not approved,  all such grants would become void.

NEW PLAN BENEFITS

     Benefits  under the Plan to the named  executive  officers  (as  previously defined) and the Company's other executive officers,  non-employee directors and other  employees are not currently  determinable  because other grants under the
Plan are discretionary.  All grants under the Plan have been and will be made in consideration  of  services  rendered or to be rendered to the Company or any of its  subsidiaries by the recipients.  The following table sets forth the options and restricted  stock that have been granted pursuant to the Plan as of the date hereof, subject to stockholder approval of the Plan.

                                2005 EQUITY PLAN

                                                              Number of Shares of
Name and Position                     Dollar Amount (1)        Restricted Stock      Number of Options
-----------------                     -----------------        ----------------      -----------------

John Sharpe, Chairman                     $9,500.00                 --                    50,000

David P. Hanlon, Chief
Executive Officer and                 $2,178,653.62
President                                                        441,023               1,764,092

Ronald J. Radcliffe, Chief
Financial Officer                        $28,500.00                 --                   150,000

Executive Group                       $2,207,153.62              441,023               1,914,092

Non-Executive Director
Group                                     $9,500.00                 --                    50,000

(1) Assumes that all options and shares of  restricted  stock are fully  vested.
Dollar  amounts  were  calculated  based on the closing  price of the  Company's common stock on July 18, 2005 of $4.18 per share.

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FEDERAL TAX EFFECTS

     TAX TREATMENT OF INCENTIVE STOCK OPTIONS

     In general,  no taxable  income for  federal  income tax  purposes  will be recognized  by an option  holder upon receipt or exercise of an incentive  stock option, and the Company will not then be entitled to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of
(i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference  between the sale price on disposition  and the exercise price.

     If,  however,  the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal  income tax purposes in the year of  disposition  equal to the lesser of
(i) the  difference  between the fair market  value of the shares at the date of exercise and the exercise price,  or (ii) the difference  between the sale price
upon   disposition  and  the  exercise  price.   Any  additional  gain  on  such
disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder  provided that such amount  constitutes an ordinary and reasonable expense of the Company.

     TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

     No taxable  income will be recognized by an option holder upon receipt of a nonqualified  stock  option,  and the  Company  will  not be  entitled  to a tax deduction for such grant.

     Upon the exercise of a  nonqualified  stock option,  the option holder will include in taxable income, for federal income tax purposes,  the excess in value on the date of exercise  of the shares  acquired  pursuant  to the  nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option holder will derive  short-term or long-term gain or loss,  depending upon the option holder's holding period for the shares  (commencing upon the exercise of the option) and upon the subsequent appreciation or depreciation in the value of the shares.

     The Company generally will be entitled to a corresponding  deduction at the time that the  participant  is required to include the value of the shares (less the exercise price) in his or her income.

     TAX TREATMENT OF RESTRICTED STOCK

     A recipient of a restricted stock grant will not, except as provided below, recognize income upon the receipt of a grant of restricted  stock. The recipient will recognize  taxable income at such time as the restricted  stock vests in an amount  equal to the fair  market  value of the stock upon the vesting  date.  A recipient  may  elect  pursuant  to  Section  83(b)  of the  Code to  treat  the restricted stock as vested on the grant date, if certain  conditions are met, in which case the recipient may recognize taxable income upon the date of grant.

     Unless the  limitations  set forth in Section  162(m) are  applicable,  the
Company  generally will be entitled to a corresponding tax deduction at the time the  recipient  is required to include the fair market  value of the  restricted stock in his or her taxable income.

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     WITHHOLDING OF TAX

     The Company is permitted to deduct and withhold amounts required to satisfy its withholding tax liabilities with respect to its employees.

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